                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14
Report of Independent Accountants................ 17
Dividend Reinvestment Plan....................... 18

VCV ANR 12/97

                             LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our                         [PHOTO]
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief             DENNIS J. MCDONNELL AND DON G. POWELL
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW

    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.
    California's economy has continued to expand at a moderate, sustainable pace, supported by gains in employment, a rebound in construction, and growth in the high-technology and entertainment sectors.

                                                           Continued on page two

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality*
As of October 31, 1997

AAA............  74.5%
AA.............   3.2%
A..............  10.7%
BBB............  11.6%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We maintained a portfolio heavily weighted toward high-quality bonds. The high concentration in AAA-rated securities in the portfolio reflects the proliferation of insured bonds, which currently comprise well over half of new issues in the municipal bond market and more than 70 percent of new California securities. Bonds rated AAA are extremely liquid and carry minimal credit risk. When interest rates fall, as they did for most of the second half of the fiscal year, these bonds tend to outperform lower-rated securities. Of the remaining long-term investments, 11.6 percent were rated BBB, the lowest investment-grade credit rating assigned by the Standard & Poor's Ratings Group. Bonds rated BBB tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was minimal due to a lack of opportunities in the market to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. Also, the supply of new issues was tight, especially during the first half of the period. The enactment of Proposition 218 in late 1996, which requires voter approval of most tax increases to fund bond issues, contributed to the lack of new supply.
    Narrow spreads between the yields of high-quality and low-quality bonds further limited trading opportunities. These spreads have compressed to historically tight levels due to the increasing number of insured bonds in the municipal market. For example, the BBB-rated portion of a new $1.5 billion San Joaquin Hills Transportation Corridor bond issue in September yielded only 20 basis points more than its AAA-rated insured portions. Such a small yield differential makes it difficult to justify buying lower-rated securities and assuming the additional credit risk they entail.
    Trades that we initiated during the period focused on purchasing high-quality, long-term bonds in order to maintain the dividend-paying ability of the Trust and enhance its call protection. In other words, we hope to limit the number of bonds that could be "called" at any one time. Purchases included AAA-rated insured bonds that were part of the San Joaquin Hill transportation issue and insured hospital bonds. Looking ahead, we hope to take advantage of trading opportunities to purchase new long-term securities as

                                                         Continued on page three
issuance picks up. Sales of bonds with relatively low yields were used to finance acquisitions. These included pre-refunded securities, which had little potential for further price appreciation.
    When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    During the second half of the fiscal year, the duration of the portfolio declined slightly due to the market rally, which caused some bonds to trade to their call dates rather than their maturity dates. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Bonds that are expected to be called near term have shorter durations than bonds that are trading to their maturity dates. Portfolios with short durations tend to perform better when interest rates are rising, while portfolios with long durations tend to do better when rates are falling. Leverage involves borrowing short-term securities in order to purchase long-term assets, and works best when short-term rates are well below long-term rates, which was the case during the second half of the period. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares. As of October 31, the duration of the Trust stood at 7.74 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF OCTOBER 31, 1997*

                    Transportation.................... 13.2%
                    Public Building................... 11.5%
                    Water & Sewer..................... 11.1%
                    Tax District...................... 10.7%
                    Higher Education.................. 10.6%

                    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital California Value Municipal Income Trust generated a total return at market price of 21.89 percent(1). The Trust offered a tax-exempt distribution rate of 5.47 percent(3), based on the closing common stock price of $14.250 per share on October 31, 1997. Because income from the Trust is exempt from federal and California income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.43 percent(4) (for investors in the combined federal and state income tax bracket of 42 percent). At the end of the reporting period, the closing share price of the Trust traded at $14.25, a 10.60 percent discount to its net asset value of $15.94.
    As a result of the Trust's improved earnings, the Board of Trustees approved a slight increase in its monthly dividend from $0.0600 to $0.0650 per common share, paid December 31, 1996.

                                                          Continued on page four

Twelve-month Dividend History
For the Period Ended October 31, 1997

Distribution per Common Share

                    Nov     Dec     Jan      Feb      Mar      Apr      May      Jun       Jul     Aug      Sep      Oct
                   1996     1996    1997     1997    1997     1997      1997     1997      1997    1997     1997     1997
Dividends          $.0600   $.0650  $.0650   $.0650   $.0650   $.0650   $.0650   $.0650   $.0650   $.0650   $.0650   $.0650

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VCV)


 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............   21.89%
One-year total return based on NAV(2)......................   11.07%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.47%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    9.43%

 SHARE VALUATIONS

Net asset value............................................   $15.94
Closing common stock price.................................  $14.250
One-year high common stock price (10/08/97)................  $14.625
One-year low common stock price (12/17/96).................  $12.250
Preferred share rate(5)....................................   3.650%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  97.6%
         CALIFORNIA  89.4%
$1,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
         Ser A (MBIA Insd)...............................    6.000%   03/01/16  $  1,021,350
 2,000   California Edl Fac Auth Rev Univ of La Verne....    6.375    04/01/13     2,100,320
 1,000   California Hlth Fac Fin Auth Rev Insd Vly
         Presbyterian Hosp Rfdg (MBIA Insd)..............    5.000    05/01/12       993,890
 3,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
         Insd)...........................................    6.100    02/01/28     3,121,110
 1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
         Ser A (MBIA Insd)...............................    5.850    08/01/17     1,023,070
 1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
         Ser A (MBIA Insd)...............................    5.950    08/01/28     1,026,300
 1,750   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         IBM Proj Rfdg...................................    6.800    11/01/11     1,906,748
 2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Pacific Gas & Elec..............................    6.350    06/01/09     2,154,180
   730   California Rural Home Mtg Fin Auth Single Family
         Mtg Rev Mtg Bkd Secs Pgm Ser C (GNMA
         Collateralized).................................    7.500    08/01/27       832,244
   680   California Rural Home Mtg Fin Auth Single Family
         Mtg Rev Ser A2 (GNMA Collateralized)............    7.950    12/01/24       790,269
 2,670   California St Dept Wtr Res Cent Vly Proj Rev Wtr
         Sys Ser L Rfdg (MBIA Insd)......................    5.625    12/01/12     2,769,991
 3,000   California St Pub Wks Brd Energy Efficiency Rev
         Ser A (FSA Insd)................................    5.250    05/01/08     3,109,050
 3,000   California St Pub Wks Brd Lease Rev Dept of
         Corrections CA St Prison D Susanville (MBIA
         Insd)...........................................    5.375    06/01/18     3,006,330
 4,000   California St Pub Wks Brd Lease Rev Dept of
         Corrections Monterey Ser A (MBIA Insd)..........    6.400    11/01/10     4,475,000
 2,500   California St Pub Wks Brd Lease Rev Var Univ CA
         Proj Ser A......................................    5.800    10/01/03     2,686,550
 2,220   California St Pub Wks Brd Lease Rev Var Univ CA
         Proj Ser A......................................    5.800    11/01/04     2,397,889
 3,000   California St Pub Wks Brd Lease Rev Var Univ CA
         Proj Ser A (AMBAC Insd).........................    6.200    12/01/06     3,285,780
 2,400   California St Var Rate Cpn (AMBAC Insd).........    6.400    09/01/08     2,769,576
 1,000   California Statewide Cmntys Dev Huntington Mem
         Hosp (Connie Lee Insd)..........................    5.750    07/01/16     1,042,020
 2,515   Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist
         Swr Sys Proj Rfdg (AMBAC Insd)..................    7.000    08/01/07     3,000,018
 1,440   Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist
         Swr Sys Proj Rfdg (AMBAC Insd)..................    7.000    08/01/08     1,729,022
 2,000   Chino Hills, CA Ctfs Partn Wtr Sys Refin Proj
         (FGIC Insd).....................................    5.600    06/01/18     2,031,980
 2,965   Contra Costa Cnty, CA Ctfs Partn Merrithew Mem
         Hosp Proj Rfdg (MBIA Insd)......................    5.500    11/01/22     2,985,725
 2,500   East Bay, CA Muni Util Dist Wtr Sys Rev Sub
         Rfdg............................................    6.000    06/01/12     2,663,300
 3,100   Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser
         A...............................................        *    01/01/27       597,525
 6,605   Foothill/Eastern Tran Corridor Agy CA Toll Rd
         Rev Sr Lien Ser A ..............................        *    01/01/28     1,203,299

                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$1,000   Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem
         Sch Ser A Rfdg (MBIA Insd)......................    5.750%   11/01/16  $  1,053,210
 1,500   Galt Schs Jt Pwrs Auth CA Rev High Sch & Elem
         Sch Ser A Rfdg (MBIA Insd)......................    5.875    11/01/24     1,575,870
 2,000   Imperial Irrig Dist CA Ctfs Partn Elec Sys Proj
         (MBIA Insd).....................................    6.750    11/01/11     2,260,820
 2,340   Inglewood, CA Redev Agy Tax Alloc Century Redev
         Proj Ser A Rfdg.................................    6.000    07/01/08     2,446,400
 1,000   Inland Empire Solid Waste Fin Auth CA Rev
         Landfill Impt Fin Proj Ser B (FSA Insd).........    6.000    08/01/16     1,048,350
 1,600   La Quinta, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Rfdg (MBIA Insd)......................    7.300    09/01/08     1,955,984
 2,000   Long Beach, CA Harbor Rev Ser A (MBIA Insd).....    7.250    05/15/19     2,071,040
 1,000   Los Angeles Cnty, CA Ctfs Partn.................    6.100    11/01/01     1,071,430
 1,000   Los Angeles Cnty, CA Pub Wks Fin Auth Rev Cap
         Constr Rfdg (AMBAC Insd)........................    5.000    03/01/11     1,000,540
 3,250   Los Angeles Cnty, CA Tran Comm Sales Tax Rev
         Prop C Second Sr Ser A (MBIA Insd)..............    6.250    07/01/13     3,538,145
 3,000   Los Angeles, CA Convention & Exhibition Cent
         Auth Lease Rev Ser A Rfdg (MBIA Insd)...........    5.150    08/15/08     3,089,340
 1,230   Merced, CA Irrig Dist Ctfs Partn Wtr Fac Proj...    6.400    11/01/10     1,321,340
 2,000   Monrovia, CA Redev Agy Tax Alloc Cent Redev Proj
         Area 1 Ser B Rfdg (AMBAC Insd)..................    6.700    05/01/21     2,212,780
 1,000   Montebello, CA Uni Sch Dist Ctfs Partn Cap Impts
         Proj............................................    6.300    06/01/11     1,054,710
 3,000   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
         Cap) (AMBAC Insd) (a)...........................    5.125    12/01/23     2,897,370
 6,185   New Haven, CA Uni Sch Dist Cap Apprec Ser D
         (FGIC Insd).....................................        *    08/01/20     1,671,558
 1,000   Pajaro Vly, CA Uni Sch Dist Ctfs Partn Sch Fac
         Brdg Fdg Pgm (FSA Insd).........................    5.850    09/01/32     1,040,660
 2,455   Paradise, CA Irrig Dist Rev Ctfs Partn Wtr Sys
         Proj............................................    6.400    01/01/14     2,584,182
 1,790   Paramount, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Rfdg (MBIA Insd)......................    6.100    08/01/08     1,958,385
 1,765   Paramount, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Rfdg (MBIA Insd)......................    6.250    08/01/23     1,906,941
 5,000   Paramount, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Ser B (MBIA Insd).....................        *    08/01/26       774,200
 3,350   Port Oakland, CA Port Rev Ser G (MBIA Insd).....    5.375    11/01/25     3,290,537
 2,000   Port Oakland, CA Spl Fac Rev Mitsui O.S.K. Line
         Ltd Ser A.......................................    6.750    01/01/12     2,164,340
 1,000   Rancho Mirage, CA Jt Pwrs Fin Eisenhower Med
         Cent Ser A (MBIA Insd)..........................    5.375    07/01/22       993,840
 4,285   Riverside Cnty, CA Asset Leasing Corp Leasehold
         Rev Riverside Cnty Hosp Proj (MBIA Insd)........        *    06/01/21     1,197,400


                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$2,150   Riverside, CA Elec Rev Rfdg (MBIA Insd).........    5.000%   10/01/13  $  2,131,295
 1,500   Sacramento, CA Cogeneration Auth Cogeneration
         Proj Rev Procter & Gamble Proj..................    6.375    07/01/10     1,634,370
 1,000   Sacramento, CA Cogeneration Auth Cogeneration
         Proj Rev Procter & Gamble Proj..................    6.500    07/01/14     1,083,480
 2,000   Sacramento, CA Muni Util Dist Elec Rev Ser E
         (MBIA Insd).....................................    5.750    05/15/22     2,054,040
 3,000   San Francisco, CA City & Cnty Arpt Comm Intl
         Arpt Rev Second Ser Issue 12A (FGIC Insd).......    5.800    05/01/21     3,070,350
 3,000   San Francisco, CA City & Cnty Redev Agy
         Multi-Family Rev Hsg South Beach Proj Rfdg (GNMA
         Collateralized).................................    5.500    03/01/14     3,015,690
 3,440   San Joaquin Hills, CA Trns Toll Cap Apprec Ser A
         Rfdg (MBIA Insd)................................        *    01/15/28       675,341
 1,000   San Joaquin Hills, CA Trns Toll Ser A Rfdg (MBIA
         Insd)...........................................    5.375    01/15/29       999,160
 1,320   San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
         Cent Ser A Rfdg.................................    5.900    08/01/03     1,386,686
 1,200   San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
         Cent Ser A Rfdg.................................    6.150    08/01/13     1,232,604
 2,000   San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
         San Mateo Cnty Hlthcare Cent Ser A (FSA Insd)...    5.700    07/15/05     2,156,020
 2,000   San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
         San Mateo Cnty Hlthcare Cent Ser A (FSA Insd)...    5.800    07/15/06     2,173,740
 4,680   South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
         Sr Lien Ser A Rfdg (MBIA Insd)..................    7.000    09/01/07     5,588,716
 1,000   Stanton, CA Multi-Family Rev Hsg Continental
         Garden Apts (FNMA Collateralized)...............    5.625    08/01/29     1,041,400
 2,000   Sunnyvale, CA Fin Auth Utils Rev Wastewtr Reuse
         & Sludge Ser A (MBIA Insd)......................    6.300    10/01/17     2,138,100
 2,400   Tulare Cnty, CA Ctfs Partn Cap Impt Pgm Ser A
         (MBIA Insd).....................................    6.000    02/15/16     2,547,360
 2,000   Univ of CA Rev Multi Purp Projs Ser C Rfdg
         (AMBAC Insd)....................................    5.125    09/01/13     2,004,200
 2,955   Univ of CA Rev Multi Purp Projs Ser D (MBIA
         Insd)...........................................   10.000    09/01/02     3,690,027
                                                                                ------------
                                                                                 139,524,487
                                                                                ------------
         PUERTO RICO  8.2%
 3,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         V Rfdg..........................................    6.625    07/01/12     3,287,370
 2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         W Rfdg..........................................    5.500    07/01/17     2,006,040
 5,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y Rfdg (Embedded Cap) (FSA Insd) (a)............    5.730    07/01/21     5,743,500
 1,700   Puerto Rico Comwlth Ser A Rfdg A................    6.250    07/01/10     1,812,710
                                                                                ------------
                                                                                  12,849,620
                                                                                ------------


                                               See Notes to Financial Statements

                                October 31, 1997
--------------------------------------------------------------------------------

Description                                                                          Market Value
-------------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $140,910,535)..............................................................  $152,374,107
SHORT-TERM INVESTMENTS  0.2%
  (Cost $300,000)..................................................................       300,000
                                                                                     ------------
TOTAL INVESTMENTS  97.8%
  (Cost $141,210,535)..............................................................   152,674,107

OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%........................................     3,448,780
                                                                                     ------------
NET ASSETS  100.0%.................................................................  $156,122,887
                                                                                     ============

 * Zero coupon bond

(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $141,210,535).......................    $152,674,107
Cash........................................................          33,376
Receivables:
  Interest..................................................       2,756,013
  Investments Sold..........................................         997,578
Unamortized Organizational Costs............................           2,466
Other.......................................................             517
                                                                ------------
      Total Assets..........................................     156,464,057
                                                                ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................          85,756
  Income Distributions--Common and Preferred Shares.........          34,867
  Administrative Fee........................................          26,386
  Affiliates................................................          12,374
Accrued Expenses............................................         111,395
Trustees' Deferred Compensation and Retirement Plans........          70,392
                                                                ------------
      Total Liabilities.....................................         341,170
                                                                ------------
NET ASSETS..................................................    $156,122,887
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,200 issued with liquidation preference of
  $50,000 per share)........................................    $ 60,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,029,844 shares issued and
  outstanding)..............................................          60,298
Paid in Surplus.............................................      88,589,917
Net Unrealized Appreciation.................................      11,463,572
Accumulated Undistributed Net Investment Income.............         970,743
Accumulated Net Realized Loss...............................      (4,961,643)
                                                                ------------
      Net Assets Applicable to Common Shares................      96,122,887
                                                                ------------
NET ASSETS..................................................    $156,122,887
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($96,122,887 divided
  by 6,029,844 shares outstanding)..........................    $      15.94
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 8,502,706
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        991,527
Administrative Fee..........................................        305,085
Preferred Share Maintenance.................................        175,320
Trustees' Fees and Expenses.................................         28,040
Legal.......................................................          9,033
Custody.....................................................          8,548
Amortization of Organizational Costs........................          4,997
Other.......................................................        148,753
                                                                -----------
    Total Expenses..........................................      1,671,303
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 6,831,403
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   518,776
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      7,026,090
  End of the Period.........................................     11,463,572
                                                                -----------
Net Unrealized Appreciation During the Period...............      4,437,482
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 4,956,258
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $11,787,661
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                             Year Ended         Year Ended
                                                          October 31, 1997   October 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................     $  6,831,403       $  6,842,664
Net Realized Gain........................................          518,776          1,452,970
Net Unrealized Appreciation/Depreciation During the
  Period.................................................        4,437,482           (162,711)
                                                              ------------       ------------
Change in Net Assets from Operations.....................       11,787,661          8,132,923
                                                              ------------       ------------
Distributions from Net Investment Income:
  Common Shares..........................................       (4,672,971)        (4,341,381)
  Preferred Shares.......................................       (1,990,557)        (2,055,135)
                                                              ------------       ------------
Total Distributions......................................       (6,663,528)        (6,396,516)
                                                              ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......        5,124,133          1,736,407
NET ASSETS:
Beginning of the Period..................................      150,998,754        149,262,347
                                                              ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $970,743 and $802,868,
  respectively)..........................................     $156,122,887       $150,998,754
                                                              ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                              April 30, 1993
                                                                               (Commencement
                                            Year Ended October 31              of Investment
                                   ---------------------------------------    Operations) to
                                    1997      1996      1995       1994      October 31, 1993
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)....  $15.091   $14.803   $12.644     $15.812     $14.714
                                   -------   -------   -------     -------     -------
  Net Investment Income..........    1.133     1.135     1.124       1.124        .424
  Net Realized and Unrealized
    Gain/Loss....................     .822      .214     2.211      (3.133)      1.018
                                   -------   -------   -------     -------     -------
Total from Investment
  Operations.....................    1.955     1.349     3.335      (2.009)      1.442
                                   -------   -------   -------     -------     -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders...............     .775      .720      .774        .828        .276
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.....     .330      .341      .402        .265        .068
  Distributions from Net Realized
    Gain:
    Paid to Common
      Shareholders...............      -0-       -0-       -0-        .055         -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.....      -0-       -0-       -0-        .011         -0-
                                   -------   -------   -------     -------     -------
Total Distributions..............    1.105     1.061     1.176       1.159        .344
                                   -------   -------   -------     -------     -------
Net Asset Value, End of the
  Period.........................  $15.941   $15.091   $14.803     $12.644     $15.812
                                   =======   =======   =======     =======     =======
Market Price Per Share at End of
  the Period.....................  $14.250   $12.375   $12.000     $11.125     $14.750
Total Investment Return at Market
  Price (b)......................   21.89%     9.28%    15.04%     (19.23%)       .18%*
Total Return at Net Asset Value
  (c)............................   11.07%     7.00%    23.85%     (14.93%)      7.28%*
Net Assets at End of the Period
  (In millions)..................  $ 156.1   $ 151.0   $ 149.3     $ 136.2     $ 155.3
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares.........................    1.81%     1.86%     1.96%       1.89%       1.56%
Ratio of Expenses to Average Net
  Assets.........................    1.10%     1.11%     1.14%       1.11%       1.14%
Ratio of Net Investment Income to
  Average Net Assets Applicable
  to Common Shares (d)...........    5.23%     5.36%     5.25%       6.02%       4.68%
Portfolio Turnover...............      23%       33%       41%         93%         36%*

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.286 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending April 29, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $4,961,643 which will expire between October 31, 2002 and October 31, 2003.

    At October 31, 1997, for federal income tax purposes cost of long- and short-term investments is $141,210,535; the aggregate gross unrealized appreciation is $11,463,572 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $11,463,572.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 99.74% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative

                                October 31, 1997
--------------------------------------------------------------------------------

fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $56,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

    At October 31, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $34,078,507 and $34,106,663 respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,200 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 1997, was 3.650%. During the year ended October 31, 1997, the rates ranged from 2.280% to 4.040%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital California Value Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital California Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital California Value Municipal Income Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 5,419,809 shares voted for the proposal, 64,235 shares voted against, 162,636 shares abstained and 0 shares represented broker non-votes.

    2)  With regard to the election of the following Trustees by the Common
Shareholders:

                                        # OF SHARES
                                  ------------------------
                                  IN FAVOR       WITHHELD
----------------------------------------------------------
David C. Arch                     5,578,108         67,498
Howard J. Kerr                    5,578,633         66,973
Dennis J. McDonnell               5,577,633         67,973

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 5,556,017 shares voted for the proposal, 21,054 shares voted against, 69,608 shares abstained and 0 shares represented broker non-votes.